                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                     FILED BY A PARTY OTHER
                                                THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               MFS Series Trust I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total Fee Paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount previously paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

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

                   Massachusetts Financial Services Company
                             500 Boylston Street
                            Boston, MA 02116-3741

                                                                 June 12, 2006

Dear Shareholder:

    A Special Meeting of Shareholders ("Shareholders" Meeting") of the MFS(R) Technology Fund (the "Fund"), a series of MFS(R) Series Trust I (the "Trust"), will be held at the offices of the Trust, 500 Boylston Street, 24th Floor, Boston, Massachusetts, on August 15, 2006 at 9:30 a.m., Eastern time.

    You are being asked to vote on two proposals affecting the Fund. The first is a proposal to approve a change to the Fund's sub-classification under the Investment Company Act of 1940 from a "diversified company" to a "non-diversified company." The second is a proposal to amend the Fund's fundamental investment policy concerning concentration.

    While you are, of course, welcome to join us at the Shareholders' Meeting on August 15, 2006, most shareholders vote by telephone, over the Internet, or by filling out, signing, and returning the enclosed proxy card.

    Your vote makes a difference. No matter what the size of your investment, your vote is important. The Trustees of the Fund recommend that you vote for these proposals, but however you decide to vote, it is important that you take the time to do so. By voting early, you can help save the Fund the expense of additional mailings to solicit shareholder votes.

    Information regarding the proposals is available in the proxy statement. There are three convenient ways to vote: by telephone, over the Internet, or by filling out, signing and returning the enclosed proxy card. Voting instructions are provided on the proxy card.


    If you have any questions, please contact your investment professional. For questions regarding the proposals, please call the proxy solicitor, ADP/ Management Information Services Corporation, toll-free at 1 (877) 333-2372.


    Thank you for your prompt vote.

                                        Sincerely,

                                        /s/ MARIA F. DWYER

                                        Maria F. Dwyer
                                        President
                                        MFS(R) Family of Funds

                            MFS(R) TECHNOLOGY FUND
               500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116


                 NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON AUGUST 15, 2006


A Special Meeting of Shareholders of MFS Technology Fund (the "Fund"), a series of MFS Series Trust I, will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 9:30 a.m., Eastern time, on Tuesday, August 15, 2006, for the following purposes:


    ITEM 1. To approve a change to the Fund's sub-classification under the Investment Company Act of 1940 from a diversified company to a non-diversified company.

    ITEM 2. To approve an amendment to the Fund's fundamental investment policy concerning concentration.

    ITEM 3. To transact such other business as may properly come before the Meeting and any adjournments thereof.


                     THE TRUSTEES OF THE TRUST RECOMMEND
                     THAT YOU VOTE IN FAVOR OF ALL ITEMS.


Only the Fund's shareholders of record on June 5, 2006 will be entitled to vote at the Fund's Meeting of Shareholders.

                                        By order of the Board of Trustees
                                        Susan S. Newton
                                        Assistant   Secretary   and  Assistant
                                        Clerk

June 12, 2006


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY SO THAT IT IS RECEIVED BY THE DATE OF THE SPECIAL MEETING OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY 9:29 A.M., EASTERN TIME, ON THE DATE OF THE SPECIAL MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR FUND. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                            MFS(R) TECHNOLOGY FUND

                               Proxy Statement
                                June 12, 2006


    This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of MFS Series Trust I (the "Trust") to be used at the Meeting of Shareholders (the "Meeting") of the MFS(R) Technology Fund (the "Fund"), a series of the Trust, to be held at 9:30 a.m., Eastern time on August 15, 2006 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the "Notice"). If the enclosed form of proxy is executed and returned, it nevertheless may be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, ADP/Management Information Services Corporation ("MIS"), 60 Research Road, Hingham, Massachusetts 02043, or delivered at the Meeting.

    On June 5, 2006, the number of outstanding shares of each Class of the Fund and the number of votes that each Class was entitled to vote were as follows:



-----------------------------------------------------------------------------------------------------------------------------------
MFS TECHNOLOGY FUND                              CLASS A           CLASS B           CLASS C           CLASS I          CLASS R
-----------------------------------------------------------------------------------------------------------------------------------

Shares outstanding                              4,717,683.337     4,279,452.027     1,271,563.402      333,341.591      301,107.489
Number of votes that class is entitled to
 vote (net asset value X number of shares
 outstanding)                                   46,563,534.54     40,654,794.26     12,054,421.05     3,373,416.90     2,950,853.39
-----------------------------------------------------------------------------------------------------------------------------------

                                                 CLASS R1          CLASS R2          CLASS R3         CLASS R4         CLASS R5
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                 21,949.647        39,540.743        77,724.932       36,445.916        6,053.269
Number of votes that class is entitled to
 vote (net asset value X number of shares
 outstanding)                                      208,302.15        376,823.28        757,818.09       359,721.19        59,927.36
-----------------------------------------------------------------------------------------------------------------------------------

    Shareholders of record at the close of business on June 5, 2006 will be entitled to one vote for each dollar of net asset value held on that date. Each fractional dollar amount is entitled to a proportionate fractional vote.

    Shareholders have the opportunity to submit their voting instructions via the Internet by using a program provided by a third-party vendor retained by the Fund, by automated telephone service or by mail using the enclosed proxy card. Internet and telephone voting is available until 9:29 a.m., Eastern time, on August 15, 2006.

    The mailing address of the Trust and of the Fund is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of the Notice and this Proxy Statement with its enclosures on or about June 12, 2006. In addition to soliciting proxies by mail, the Trustees of the Trust and employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser and administrator, may solicit proxies in person or by telephone. At its own expense, the Fund has retained ADP, to aid in the solicitation of instructions for registered and nominee accounts, for a fee expected not to exceed $12,500 plus reasonable out-of-pocket expenses for mailing. The expenses of the preparation of the proxy statement and related materials, including printing and delivery costs, are borne by the Fund.

    A copy of the Fund's most recent annual report and semi-annual report may be obtained without charge by contacting MFS Service Center, Inc., the Fund's transfer and shareholder servicing agent, at 500 Boylston Street, Boston, Massachusetts 02116, or by telephoning toll-free (800) 225-2606.


ITEM 1 -- PROPOSAL TO CHANGE THE FUND'S SUBCLASSIFICATION

    The Board has approved, and recommends that shareholders of the Fund approve, changing the Fund from a "diversified company" to a "non-diversified company." As a "diversified company" under Section 5(b) of the Investment Company Act of 1940 Act, as amended (the "1940 Act"), the Fund must have at least 75% of the value of its total assets in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities (the "75% basket"). For purposes of the 75% basket, the Fund may not count securities of a single issuer that account for more than 5% of the Fund's total assets or that constitute more than 10% of such issuer's outstanding voting securities as "other securities." As to the remaining 25% of the Fund's total assets, there is no limitation on the amount of assets the Fund may invest in a single issuer.

    For example, currently, if the Fund seeks to make an investment that will cause its ownership of an issuer to constitute 6% of the Fund's total assets, because the Fund is a "diversified company" that position would be excluded from the 75% basket. In addition, if the Fund's acquisition of an issuer's shares causes the Fund to hold more than 10% of an issuer's outstanding voting securities, that position would likewise be excluded from the 75% basket. This restriction is designed to prevent funds that hold themselves out as diversified from being tied too closely to the success of one or a few issuers. In addition, the restriction is designed to prevent such funds from controlling portfolio companies.

    Conversely, the 1940 Act places no limits on a "non-diversified company" in this regard.


    The Fund's sub-classification as a "diversified company" cannot be changed without shareholder approval. If shareholders approve the Proposal, the Fund will no longer be required to comply with the diversification standards outlined above. As a result, the Fund will be permitted to invest a relatively large percentage of its assets in a single issuer or a small number of issuers. MFS has advised the Board that changing the Fund's sub-classification to "non-diversified" would allow the Fund's portfolio manager greater flexibility in pursuing the Fund's investment objective. MFS believes that there are a number of technology companies that present opportunities for growth. If the Fund is "non-diversified," the portfolio manager will have the flexibility to make larger investments in technology companies he considers attractive. While investing a larger portion of the Fund's assets in the stocks of fewer technology companies may prove beneficial when such stocks outperform the market, larger investments in the stocks of fewer technology companies will also magnify any negative or under-performance by such stocks. In general, because the Fund's performance may become more closely tied to the value of a single issuer or a small number of issuers, it may become more volatile than the performance of more diversified funds. However, MFS believes these additional risks are outweighed by the potential for improved performance.


    Approval of this proposal will not affect the Fund's ability or requirement to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in (x) the securities of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies) or (y) in the securities of one or more publicly traded partnerships.

REQUIRED VOTE
    Approval of this matter will require the vote of (i) 67% or more of the outstanding voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

    THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THIS PROPOSAL.

ITEM 2   --  PROPOSAL  TO  AMEND  THE  FUND'S  FUNDAMENTAL  INVESTMENT  POLICY
             CONCERNING CONCENTRATION

    The Board has approved, and recommends that shareholders of the Fund approve, an amendment to the Fund's concentration policy. Under the 1940 Act, a fund must recite any policy to concentrate its investments in securities of issuers in a particular industry or group of industries in the fund's prospectus. Any change to this policy requires shareholder approval. While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Securities and Exchange Commission takes the position that investment of more than 25% of a fund's assets in any one industry or group of industries constitutes concentration. If a fund concentrates in a particular industry or group of industries, it must have more than 25% of its assets invested in that industry or group of industries. The Fund currently has a fundamental investment policy not to concentrate its investments in a particular industry.

    Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies that MFS believes have above average growth potential and will benefit from technological advances and improvements (the Fund's "name policy"). These companies are in such fields as computer software and hardware, semiconductors, minicomputers, peripheral equipment, scientific instruments, telecommunications, pharmaceuticals, environmental services, chemicals, synthetic materials, defense and commercial electronics, data storage and retrieval, biotechnology, and health care and medical supplies.

    The Fund's current fundamental investment policy with respect to industry concentration states:

        "The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry."

    The proposed fundamental investment policy with respect to industry concentration that you are asked to approve states:

        "The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the securities of issuers principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements."

    For purposes of this policy, MFS considers an issuer to be principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements if (i) at least 50% of any issuer's assets, income, sales, or profits are committed to, or derived from, such activities, or (ii) a third party has given the issuer an industry or sector classification consistent with such activities.

    The change in concentration policy is intended to provide the portfolio manager of your Fund with additional flexibility in selecting investments in companies, fields and industries that MFS considers to be principally engaged in offering, using or developing products, processes or services that will provide or benefit significantly from technological advances and improvements ("technology companies"). MFS believes that there are a number of companies engaged in these activities that present opportunities for growth. If the Fund is permitted to concentrate its assets in technology companies within a particular industry, MFS believes that the portfolio manager may be able to take advantage of investment opportunities that would otherwise be prohibited.

    As noted above, under normal circumstances, the Fund already invests at least 80% of its net assets in common stocks and related securities that MFS believes will benefit from technological advances and improvements. Thus, the Fund's performance currently is, and will continue to be, tied to the performance of issuers in a limited number of industries, which may react similarly to market, economic, political or regulatory conditions and developments. If shareholders approve the Proposal, the Fund will be permitted to invest a relatively large percentage of its assets in technology companies within a single industry (e.g., electronics). While investing a larger portion of the Fund's assets in the stocks of technology companies in a single industry may prove beneficial when stocks in that industry outperform the market, larger investments in stocks in a single industry will also magnify any negative or under-performance by such stocks. As a result, the fund's performance could be more volatile than the performance of more broadly diversified funds. However, MFS believes these additional risks are outweighed by the potential for improved performance. The price of technology stocks can also be very volatile, especially over the short-term, due to the rapid pace of product change and technological developments. Issuers doing business in the technology area are subject to significant competitive pressures, such as new market entrants, short product cycles, competition for market share and falling prices and profits. Issuers doing business in the technology area also face the risk that new services, equipment or technologies will not be commercially successful or will rapidly become obsolete.

    Please note that if the proposed changes to the fundamental investment policy are approved by shareholders, the Trustees have approved corresponding changes to the Fund's name policy, which is set forth above, so that the
Fund's name policy and the Fund's policy regarding concentration are complementary. The Fund's new name policy, which will take effect only if the Fund's shareholders approve the proposed fundamental investment policy, will be:

    The Fund invests, under normal market conditions, at least 80% of its net assets in securities of issuers principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.

    The Fund's investment objective and other fundamental investment policies will not be affected by the proposed changes.

REQUIRED VOTE
    Approval of this matter will require the vote of (i) 67% or more of the outstanding voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

    THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THIS PROPOSAL.

FUND INFORMATION

    This section provides certain information about the Fund, including information about its investment adviser, principal underwriter and administrator, and the identity of persons holding more than 5% of the outstanding shares of any class of the Fund.


INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR
    The Fund's investment adviser and administrator is MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. The Fund's principal underwriter is MFS Fund Distributors, Inc. ("MFD"), a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada-U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 ("Sun Life U.S. Operations"). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.


INTERESTS OF CERTAIN PERSONS
    Schedule A attached hereto sets forth, as of June 5, 2006, to the best knowledge of the Fund, the shareholders who beneficially owned more than 5% of the outstanding shares of each class of the Fund.


FURTHER INFORMATION ABOUT VOTING AND THE MEETING

MANNER OF VOTING PROXIES
    All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the proposal to change the Fund's subclassification and FOR the proposal to change the Fund's concentration policy.

    All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. A majority of the Fund's outstanding shares entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to each proposal, broker non-votes, abstentions and withholding authority to vote all will have the effect of a vote AGAINST the applicable proposal.

    The  Fund  will  reimburse  the  record  holders  of  its shares for their
expenses   incurred   in  sending  proxy  material  to  and  obtaining  voting
instructions from beneficial owners.

    The Fund knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any matters properly come before the Meeting, it is the Fund's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SOLICITATION OF PROXIES
    The procedures for voting proxies solicited by telephone or submitted by the Internet or by automated telephone service are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting of shareholders. The Fund is unaware of any such challenge at this time.

    If shareholders' proxies are solicited by telephone, shareholders will be called at the phone number that the Fund (or a shareholder's financial intermediary) has in its records for their accounts, and will be asked for their Social Security number or other identifying information. The shareholders will then be given an opportunity to authorize proxies to vote their shares at the meeting of shareholders in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

INSTRUCTIONS FOR VOTING PROXIES
    The giving of a proxy will not affect a shareholder's right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the website. To record your voting instructions via automated telephone service, please call the toll-free number listed on the enclosed proxy card. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

SUBMISSION OF PROPOSALS
    The Fund is part of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in a Fund's proxy statement for any subsequent meeting must be received by the applicable Fund a reasonable period of time prior to any such meeting.

ADDITIONAL INFORMATION
    Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact MFS Service Center, Inc. at 1-800-637-2304. If your shares are held in broker street name please contact your financial intermediary to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements to be combined with those for other members of your household, or if you are receiving multiple copies of this Proxy Statement and want the mailings to be combined with those for other members of your household, contact MFS Service Center, Inc. in writing at 500 Boylston Street, Boston, Massachusetts 02116, or by telephone at 800-637-2304, or contact your financial intermediary.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

June 12, 2006

                                                                    SCHEDULE A

                         INTERESTS OF CERTAIN PERSONS

    As of June 5, 2006, to the best knowledge of the Fund, the following shareholders beneficially owned more than 5% of the outstanding shares of any class of the Fund.



                                                                                      NUMBER OF
                                                                                 OUTSTANDING SHARES
      TITLE OF                         NAME AND ADDRESS OF                          BENEFICIALLY                PERCENT OF
        CLASS                         BENEFICIAL SHAREHOLDER                            OWNED                      CLASS
--------------------------------------------------------------------------------------------------------------------------

          C                 Merrill Lynch Pierce Fenner & Smith, Inc.                86,262.369                    6.78%
                              For the Sole Benefit of its Customers
                                       4800 Deer Lake Dr. E
                                      Jacksonville, FL 32246

          I                       TRS MFS Def Contribution Plan                     304,937.593                   91.47%
                            c/o                             Mark Leary
                                 MFS Investment Management, Inc.
                                500 Boylston Street, 6\t/\h/ Floor
                                         Boston, MA 02116

          I                             TRS MFS 401k Plan                            26,661.833                    7.99%
                            c/o                             Mark Leary
                                 MFS Investment Management, Inc.
                                500 Boylston Street, 6\t/\h/ Floor
                                         Boston, MA 02116

          R                      Arizona Machinery Employees PSP                     90,643.086                   30.10%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

          R                   403b Thrift Plan of Catholic Charities                 46,998.555                   15.60%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

          R                     Chou Chemical Profit Sharing Plan                    23,958.399                    7.95%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R1                     Stammer, McKnight, Barnum & Bailey                    7,116.051                   32.41%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R1                    Massachusetts Financial Services Co.                   6,242.197                   28.44%
                               Attn: Thomas Hastings, 9\t/\h/ Floor
                                         500 Boylston St.
                                         Boston, MA 02116

         R1                   Obarski Machine & Tool Company 401(k)                   2,797.535                   12.74%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R1                          Westmed Ambulance 401(k)                         1,643.874                    7.48%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R1                             Palms 401(k) Plan                             1,383.970                    6.30%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R1                         C.A.R.E., Inc. 401(k) PSP                         1,400.170                    6.37%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R2                      Graphic Image, Inc. 401(k) Plan                     27,071.604                   68.46%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R2                          Exigen Group 401(k) Plan                        16,380.956                   21.07%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R2                    Massachusetts Financial Services Co.                   6,242.197                   15.79%
                               Attn: Thomas Hastings, 9\t/\h/ Floor
                                       500 Boylston Street
                                         Boston, MA 02116

         R2                       Pacific Peninsula Group 401(k)                      4,147.575                   10.48%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R2                    Page Brake 401(k) Retirement Savings                   6,217.714                    7.99%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R2                      Kilmer Wagner & Wise 401(k) Plan                     5,956.393                    7.66%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R2                   Grangettos Farm & Garden Supply 401(k)                  4,689.195                    6.03%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R3                     Motor Service, Inc. Profit Sharing                   11,231.665                   14.45%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R3                   First Piedmont Federal Savings & Loan                   9,238.089                   11.88%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R3                   Wesely-Thomas Enterprises, Inc. 401(k)                  9,134.709                   11.75%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R4                            Acrison, Inc. 401(k)                          25,354.092                   69.56%
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R4                    Massachusetts Financial Services Co.                   6,053.269                   16.61%
                               Attn: Thomas Hastings, 9\t/\h/ Floor
                                       500 Boylston Street
                                         Boston, MA 02116

         R4                          BCA Holding Company Ltd.                         5,038.555                   13.82%
                                    401(k) Retirement Savings
                                      Attn: C. Giorgi VP-RSI
                                    MFS Investment Management
                                       500 Boylston Street
                                         Boston, MA 02116

         R5                    Massachusetts Financial Services Co.                   6,053.269                  100.00%
                               Attn: Thomas Hastings, 9\t/\h/ Floor
                                       500 Boylston Street
                                         Boston, MA 02116


                                                                  SCT-PRX-6/06
                                                                           23M

                                M F S(SM)
                           INVESTMENT MANAGEMENT(R)

-------------------------------------------------------------------------------
                       THREE EASY WAYS TO VOTE YOUR PROXY
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      TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
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-------------------------------------------------------------------------------

999 999 999 999 99 <<

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MFS SERIES
                   TRUST I, ON BEHALF OF MFS TECHNOLOGY FUND

            PROXY FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2006

The undersigned hereby appoints Mses. Susan S. Newton, Tracy A. Atkinson, Susan
A. Pereira and Messrs. Mark N. Polebaum and Timothy M. Fagan and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Fund, on Tuesday, August 15, 2006 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                               Date ________________________

                                               THIS PROXY CARD IS VALID ONLY
                                                  WHEN SIGNED AND DATED

                                           ------------------------------------


                                           ------------------------------------

                                           Signature (PLEASE SIGN WITHIN BOX)

                                           NOTE: Please sign exactly as your
                                           name appears on this card. All joint
                                           owners should sign. When signing as
                                           executor, administrator, attorney,
                                           trustee or guardian or as custodian
                                           for a minor, please give full title
                                           as such. If a corporation, please
                                           sign in full corporate name and
                                           indicate the signer's office. If a
                                           partnership, sign in the partnership
                                           name.

                                                                  MFS Tech - fg

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.


YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

                                                        FOR   AGAINST   ABSTAIN

ITEM 1. To approve a change to the Fund's               [ ]     [ ]       [ ]
        sub-classification under the Investment
        Company Act of 1940 from a diversified
        company to a non-diversified company.

ITEM 2. To approve an amendment to the Fund's           [ ]     [ ]       [ ]
        fundamental investment policy concerning concentration.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.
                                                                  MFS Tech - fg